Q4 2023 Financial Results Update March 6, 2024 1

PROPRIETARY AND CONFIDENTIAL 2 Q4 2023 Update Introduction

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our MCM products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA), Adjuvanted), BioThrax® (Anthrax Vaccine Adsorbed), ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), among others, as well as contracts related to development of medical countermeasures; the availability of government funding for our other commercialized products, including EbangaTM (ansuvimab-zykl), BAT® (Botulism Antitoxin Heptavalent) and RSDL® (Reactive Skin Decontamination Lotion Kit); our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and acceptance of over-the-counter NARCAN® (naloxone HCl) Nasal Spray; the impact of the generic marketplace on NARCAN® (naloxone HCI) Nasal Spray and future NARCAN® sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide Bioservices for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of services fees from our Bioservices customers; the results of pending stockholder litigation and government investigations and their potential impact on our business; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and the amended and restated credit agreement relating to such facilities, and our 3.875% Senior Unsecured Notes due 2028; our ability to resolve the going concern qualification in our consolidated financial statements and otherwise successfully manage our liquidity in order to continue as a going concern; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside of the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic; the impact of the organizational changes we announced in January 2023 and August 2023; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the unauthorized access interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks Emergent®, BioThrax®, RSDL®, BAT®, ACAM2000®, NARCAN®, CYFENDUS® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. 3 Safe Harbor Statement/Trademarks INTRODUCTION

Agenda 4 Q4 2023 Update INTRODUCTION Item Presenter Topic(s) 1 Joseph C. Papa President and CEO • Focus and Priorities 2 Paul Williams SVP, Products Business • NARCAN® Update 3 Rich Lindahl EVP, CFO and Treasurer • 2023 Q4 & Full Year Financial Review • FY 2024 Guidance 4 Q&A

PROPRIETARY AND CONFIDENTIAL Q4 2023 Update Focus & Priorities Joseph C. Papa President and Chief Executive Officer 55

Focus & Priorities 6 Focus and Priorities • Emergent is uniquely positioned to address public health crises • Quality & Compliance are key value drivers • Near-term priority is to build creditability across all stakeholders, de-risk our balance sheet, and reduce our debt Multi-year plan to transform the business: Expect the next 3-6 months we will strengthen engagement across internal and external stakeholders around our mission to protect and enhance lives. 2024 & 2025 focused on profitable growth and improved operating performance. 2026+ with strategic transformation for long- term growth and profitability.

NARCAN® Nasal Spray Update Paul Williams SVP, Head of Products Business 7

EMERGENT

State of the Opioid Crisis & Our Response

- The opioid epidemic is one of the country's biggest public health issues.
- Recent data shows 105,000+ Americans died of a drug overdose during the 12-month period from August 2022 to July 2023 – of which eight in 10 deaths were opioid related.[1]
- Approximately one life was lost every six minutes due to opioid overdose. [1]
- Leading cause of accidental death in the U.S. given the recent rise in synthetic opioids, such as fentanyl.
- Demand for naloxone is expected to increase as the epidemic continues and federal/state programs continue to combat the crisis.


Original Prescription Strength
Easy to Use
Can Save a Life
NARCAN
Naloxone HCl Nasal Spray 4 mg
Emergency Treatment of Opioid Overdose
Designed to Rapidly Reverse the Effects of a Life-Threatening Opioid Emergency
2 Single-Dose Nasal Spray Devices
0.003 fl oz (0.1 mL) each
For use in nose only

How Emergent has responded:

- Added NARCAN® Nasal Spray to its portfolio in 2018.
  - 64 million+ doses have been distributed in the U.S. and Canada since FDA approval in 2016.
- Built nationwide logistics network, NARCAN Direct™, to service customers like our public interest partners.
- Received FDA approval for OTC designation of NARCAN® Nasal Spray in March 2023.
- Drove widespread availability across 32,000 locations, including major retailers and e-commerce sites at OTC launch.
- Pursuing additional channels to expand access, e.g. businesses, workplaces.
- Increased awareness through Ready to Rescue public education campaign.
- **In 2023, distributed ~22 million doses / ~11 million two-dose boxes in U.S. and Canada.**

1. Centers for Disease Control and Prevention. Provisional Drug Overdose Death Counts. Available at: https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm. Updated February 15, 2023. Accessed August 25, 2023.

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9 Rich Lindahl Executive Vice President and Chief Financial Officer Q4 2023 Update Financials

Product & Business Highlights 10 FINANCIALS Strengthened Portfolio • FDA approval of NARCAN® Nasal Spray as the first over- the-counter opioid overdose emergency treatment; launched in retail channel in under 6 months • Awarded $379.6 million U.S. DOD contract for RSDL® • Awarded $75 million option to Emergent’s existing contract for the acquisition of newly licensed CYFENDUS® vaccine • Awarded $238.5 million contract to supply Biothrax® • Awarded a 10-year contract by the BARDA valued at $704 million for advanced development, manufacturing scale- up, and procurement of Ebanga™, a treatment for Ebola • FDA approval of CYFENDUS® (formerly AV7909), a two- dose anthrax vaccine for post-exposure prophylaxis use • Health Canada regulatory approvals for our smallpox products, ACAM2000® vaccine and TEMBEXA® drug • Submitted sBLA to FDA for ACAM2000® vaccine to include immunization against Mpox virus Improved Financial Position • Implemented organizational changes resulting in $60 million in annual savings • Shift in resource deployment resulting in $100 million in annual savings • Amended and extended maturity of our secured credit facility to May 2025 • Travel Health business divestiture – valued at up to $380 million

Key Financial Performance Metrics Q4 2023 vs. Q4 20221 11 Total Revenues Adjusted EBITDA2 Adjusted Net Income (Loss)2 FINANCIALS ($ in millions) Q4 2022 Q4 2023 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $330.2 $276.6 Q4 2022 Q4 2023 Q4 2022 Q4 2023 Q4 2022 Q4 2023 Q4 2022 Q4 2023 $44.0 $3.4 $5.9 $(40.0) $154.2 $86.3 48% 32% Total Segment Adjusted Gross Margin2 --- Total Segment Adjusted Gross Margin %2

Notable Revenue Elements Q4 2023 vs. Q4 20221 12 FINANCIALS 1.All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles ($ in millions) Q4 2023 Q4 2022 % Change Product sales, net (2): NARCAN® $ 111.0 $ 91.1 22 % Other Commercial Products — 4.9 NM Anthrax MCM 111.6 56.4 98 % Smallpox MCM 11.5 144.6 (92) % Other Products 15.0 8.7 72 % Total Product sales, net $ 249.1 $ 305.7 (19) % Bioservices: Services $ 20.6 $ 17.2 20 % Leases 0.2 0.2 — % Total Bioservices revenues $ 20.8 $ 17.4 20 % Contracts and grants $ 6.7 $ 7.1 (6) % Total revenues $ 276.6 $ 330.2 (16) % NM - Not Meaningful

Key Financial Performance Metrics Q4 2023 vs. Q4 2022 1 13 SG&A $ --- SG&A Margin %2 FINANCIALS ($ in millions) 1.All financial information incorporated within this presentation is unaudited. 2. SG&A Margin is calculated as Gross SG&A Expense divided by total revenues. Q4 2022 Q4 2022 Q4 2022 Q4 2022 Q4 2022 Q4 2023 Q4 2023 Q4 2023 Q4 2023 Q4 2023 $47.0 $29.4 $93.4 $89.7 28% 32% Cost of Commercial Product Sales Cost of MCM Product Sales Cost of Bioservices R&D $ Q4 2023 Q4 2022 $40.2 $50.1 $127.6 $97.2 $52.7 $37.8

Segment Reporting Q4 2023 vs. Q4 20221 14 Revenue Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue FINANCIALS ($ in millions) COMMERCIAL PRODUCTS SEGMENT MCM PRODUCTS SEGMENT 1.All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Q4 2022 Q4 2023 $96.0 $111.0 Q4 2022 $55.8 $60.9 Q4 2022 Q4 2022 Q4 2022 Q4 2023 Q4 2023 Q4 2023 $209.7 $138.1 Q4 2023 58% 55% $133.7 $42.1 64% 30% Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue SERVICES SEGMENT $17.4 $20.8 Q4 2022 Q4 2022 Q4 2023 Q4 2023 $(35.3) $(16.7) (203)% (44)%

Key Financial Performance Metrics FY 2023 vs. FY 20221 15 Total Revenues Adjusted Net Loss2Adjusted EBITDA2 FINANCIALS ($ in millions 1.All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $1,117.5 $1,049.3 FY 2022 FY 2023 $28.8 FY 2022 FY 2023 FY 2022 FY 2023 FY 2022 FY 2023 FY 2022 FY 2023 $(22.3) $(319.0)$(99.7) Total Segment Adjusted Gross Margin2 --- Total Segment Adjusted Gross Margin %2 $437.0 $335.7 41% 33%

16 SG&A $ --- SG&A Margin %2 FINANCIALS ($ in millions) 1.All financial information incorporated within this presentation is unaudited. 2. SG&A Margin is calculated as Gross SG&A Expense divided by total revenues. $188.3 $96.8 $339.5 $368.4 30% 35% Cost of Commercial Product Sales Cost of MCM Product Sales Cost of Bioservices R&D $ $160.3 $210.3 $264.3 $305.6 $268.5 $189.5 FY 2022 FY 2022 FY 2022 FY 2022 FY 2022 FY 2022 Key Financial Performance Metrics FY 2023 vs. FY 2022 (Continued)1 FY 2023 FY 2023 FY 2023 FY 2023 FY 2023 FY 2023

Segment Reporting FY 2023 vs. FY 20221 17 Revenue Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue FINANCIALS ($ in millions) COMMERCIAL PRODUCTS SEGMENT SERVICES SEGMENT 62% 56% 1.All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $386.6 $497.3 $226.3 $287.0 $579.6 $447.2 59% 58% FY 2022 FY 2023 FY 2023 FY 2022 FY 2022 FY 2023 FY 2022 FY 2023 FY 2022 FY 2023 $369.3 $151.3 34% 64% Revenue Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 MCM PRODUCTS SEGMENT FY 2023 FY 2023 FY 2022 FY 2022 $109.9 $78.5 $(158.6) $(102.6) (131)% (144)%

Balance Sheet & Cash Flow Metrics 18 FINANCIALS As of December 31, 2023 For the Year Ended December 31, 2023 CASH $111.7 ACCOUNTS RECEIVABLE, NET $191.0 TOTAL DEBT $868.4 NET DEBT1,2 $756.7 OPERATING CASH FLOW $(206.3) CAPITAL EXPENDITURES $51.6 ($ in millions) 1.Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $8.2M. 2.Net Debt is calculated as Total Debt minus Cash ($868.4M - $111.7M = $756.7M).

2024 Forecast – Updated as of 3/06/2024 19 FINANCIALS 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 2.Other Commercial products, which includes Vivotif® and Vaxchora®, which were sold to Bavarian Nordic as part of our travel health business in May 2023, are not included in the 2024 forecast. ($ in millions) METRIC Full Year 2023 Actual Full Year 2024 Forecast Total revenues $1,049.3 $900 - $1,100 Net loss $(760.5) $(183) - $(133) Adjusted net loss (1) $(319.0) $(130) - $(80) Adjusted EBITDA (1) $(22.3) $50 - $100 Total segment adjusted gross margin % (1) 33% 40% - 45% Segment Level Revenue (2) Commercial Products $497.3 $460 - $500 MCM Products $447.2 $340 - $490 Services $78.5 $70 - $80 ($ in millions) METRIC Q1 2024 Forecast Total revenues $200 - $250

Summary 20 FINANCIALS • 2023 Revenue in-line with mid-point of Guidance • New contract awards and orders from the U.S. Government & DOD throughout 2023 • Notable progress on strengthening our business fundamentals • Positioned for success, driven by our unique focus on protecting communities and addressing global health threats • Near-term priority is to focus on stabilizing the business

PROPRIETARY AND CONFIDENTIAL 21 Q&A

In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non-GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Total Segment Revenues • Total Segment Gross Margin • Total Segment Gross Margin % • Total Segment Adjusted Gross Margin • Total Segment Adjusted Gross Margin % • Segment Adjusted Gross Margin • Segment Adjusted Gross Margin % We define Adjusted Net Income (Loss), which is a non-GAAP financial measure, as net loss excluding the impact of changes in fair value of contingent consideration, acquisition and divestiture-related costs, goodwill and long-lived asset impairment charges, severance and restructuring costs, exit and disposal costs, inventory step-up provisions, and non-cash amortization charges. We use Adjusted Net Income (Loss) for the purpose of calculating Adjusted Net Income (Loss) per Diluted Share. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net loss before income tax provision (benefit), interest expense, net, depreciation, amortization of intangible assets, changes in fair value of contingent consideration, goodwill and long-lived asset impairment charges, severance and restructuring costs, exit and disposal costs, acquisition and divestiture-related costs and inventory step-up provisions. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies. We have included the definitions of segment gross margin and segment gross margin %, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures presented in this presentation. We define Segment Gross Margin, as a segment's revenues, less a segment's cost of sales or services. We define Segment Gross Margin %, as Segment Gross Margin as a percentage of a segments revenues. We define Segment Adjusted Gross Margin, which is a non-GAAP financial measure as Segment Gross Margin excluding the impact of restructuring costs and non-cash items related to changes in fair value of contingent consideration and inventory step-up provision. We define Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Segment Adjusted Gross Margin as a percentage of a segment's revenues. We define Total Segment Revenues, which is a non-GAAP financial measure, as our Total Revenues, less contracts and grants revenue, which is also equal to the sum of the revenues of our operating segments. We define Total Segment Gross Margin, which is a non-GAAP financial measure, as Total Segment Revenues less our aggregate cost of sales or services. We define Total Segment Gross Margin %, which is a non-GAAP financial measure, as Total Segment Gross Margin as a percentage of Total Segment Revenues. We define Total Segment Adjusted Gross Margin, which is a non-GAAP financial measure, as Total Segment Gross Margin, excluding the impact of restructuring costs, inventory step-up provision and the fair value of contingent consideration. We define Total Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Total Segment Adjusted Gross Martin as a percentage of Total Segment Revenues. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. 22 End Notes: Non-GAAP Financial Measures

23 Appendix 23

Reconciliation of Net Loss to Adjusted Net Income (Loss) 24 APPENDIX (unaudited, $ in millions) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Source Net loss $ (49.5) $ (67.0) $ (760.5) $ (211.6) Adjustments: Non-cash amortization charges $ 22.0 $ 18.8 $ 86.8 $ 64.0 Intangible Asset ("IA") Amortization, Other Income Changes in fair value of contingent consideration 0.6 0.2 0.2 2.6 MCM Product COGS Impairments — 6.7 524.9 6.7 Goodwill and Long-lived Asset Impairment Severance and restructuring costs (1.1) — 33.4 — COGS, SG&A and R&D Inventory step-up provision 2.0 51.4 3.9 51.4 MCM Product COGS Acquisition and divestiture costs 1.9 0.7 4.7 1.8 SG&A Exit and disposal costs 6.4 — 12.5 — Other Income (Expense) Gain on sale of business — — (74.2) — Other Income (Expense) Other income (expense), net item (2.5) — (2.5) — Other Income (Expense) Tax effect (19.8) (4.9) (148.2) (14.6) Total adjustments: $ 9.5 $ 72.9 $ 441.5 $ 111.9 Adjusted net income (loss) $ (40.0) $ 5.9 $ (319.0) $ (99.7)

Reconciliation of Net Loss to Adjusted EBITDA 25 APPENDIX (unaudited, $ in millions) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Net loss $ (49.5) $ (67.0) $ (760.5) $ (211.6) Adjustments: Depreciation & amortization $ 29.6 $ 35.6 $ 125.1 $ 143.3 Income taxes (5.0) 5.6 29.3 (7.4) Total interest expense, net 21.0 10.8 80.9 34.0 Impairments — 6.7 524.9 6.7 Changes in fair value of contingent consideration 0.6 0.2 0.2 2.6 Severance and restructuring costs (1.1) — 33.4 — Acquisition and divestiture costs 1.9 0.7 4.7 1.8 Gain on sale of business — — (74.2) — Other income (expense), net item (2.5) — (2.5) 8.0 Total adjustments $ 52.9 $ 111.0 $ 738.2 $ 240.4 Adjusted EBITDA $ 3.4 $ 44.0 $ (22.3) $ 28.8

APPENDIX

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin %

EMERGENT

Three Months Ended December 31, 2023 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 111.0	$ 138.1	$ 20.8	$ 269.9	$ 6.7	$ 276.6
Cost of sales or services	50.1	97.2	37.8	185.1		
Gross margin	$ 60.9	$ 40.9	$ (17.0)	$ 84.8		
Gross margin %	55 %	30 %	(82)%	31 %		
Add back:						
Changes in fair value of contingent consideration	$ —	$ 0.6	$ —	$ 0.6		
Inventory step-up provision	—	2.0	—	2.0		
Restructuring costs	—	(1.4)	0.3	(1.1)		
Adjusted gross margin	$ 60.9	$ 42.1	$ (16.7)	$ 86.3		
Adjusted gross margin %	55 %	30 %	(80)%	32 %		

Three Months Ended December 31, 2022 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 96.0	$ 209.7	$ 17.4	$ 323.1	$ 7.1	$ 330.2
Cost of sales or services	40.2	127.6	52.7	220.5		
Gross margin	$ 55.8	$ 82.1	$ (35.3)	$ 102.6		
Gross margin %	58 %	39 %	(203)%	32 %		
Add back:						
Changes in fair value of contingent consideration	$ —	$ 0.2	$ —	$ 0.2		
Inventory step-up provision	—	51.4	—	51.4		
Adjusted gross margin	$ 55.8	$ 133.7	$ (35.3)	$ 154.2		
Adjusted gross margin %	58 %	64 %	(203)%	48 %		

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APPENDIX

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin %

EMERGENT

Year Ended December 31, 2023 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 497.3	$ 447.2	$ 78.5	$ 1,023.0	$ 26.3	$ 1,049.3
Cost of sales or services	210.3	305.6	189.5	705.4		
Gross margin	$ 287.0	$ 141.6	$ (111.0)	$ 317.6		
Gross margin %	58 %	32 %	(141)%	31 %		
Add back:						
Changes in fair value of contingent consideration	$ —	$ 0.2	$ —	$ 0.2		
Inventory step-up provision	—	3.9	—	3.9		
Restructuring costs	—	5.6	8.4	14.0		
Adjusted gross margin	$ 287.0	$ 151.3	$ (102.6)	$ 335.7		
Adjusted gross margin %	58 %	34 %	(131)%	33 %		

Year Ended December 31, 2022 (in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 386.6	$ 579.6	$ 109.9	$ 1,076.1	$ 41.4	$ 1,117.5
Cost of sales or services	160.3	264.3	268.5	693.1		
Gross margin	$ 226.3	$ 315.3	$ (158.6)	$ 383.0		
Gross margin %	59 %	54 %	(144)%	36 %		
Add back:						
Changes in fair value of contingent consideration	$ —	$ 2.6	$ —	$ 2.6		
Inventory step-up provision	—	51.4	—	51.4		
Adjusted gross margin	$ 226.3	$ 369.3	$ (158.6)	$ 437.0		
Adjusted gross margin %	59 %	64 %	(144)%	41 %		

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Reconciliation of Net Loss to Adjusted Net Loss – FY 2024 Forecast 28 APPENDIX ($ in millions) 2024 Full Year Forecast Source Net loss $(183) - $(133) Adjustments: Non-cash amortization charges $65 IA Amortization Other Income Changes in fair value of contingent consideration 2 MCM Product COGS Tax effect (14) Total adjustments: $53 Adjusted net loss $(130) - $(80)

Reconciliation of Net Loss to Adjusted EBITDA – FY 2024 Forecast 29 APPENDIX ($ in millions) 2024 Full Year Forecast Net loss $(183) - $(133) Adjustments: Depreciation & amortization $111 Income taxes 59 Total interest expense, net 61 Changes in fair value of contingent consideration 2 Total adjustments $233 Adjusted EBITDA $50 - $100

Reconciliations of Forecasted Total Revenues to Forecasted Total Segment Revenues and of Forecasted Segment and Total Segment Gross Margin and Gross Margin % to Forecasted Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % 30 APPENDIX (in millions) 2024 Full Year Forecast Total revenues $900 - $1,100 Contracts & Grants (30) Total segment revenues $870 - $1070 Cost of sales or services $524 - $590 Total segment gross margin $346 - $480 Total segment gross margin % 40% - 45% Add back: Changes in fair value of contingent consideration $2 Total segment adjusted gross margin $348 - $482 Total segment adjusted gross margin % 40% - 45%

www.emergentbiosolutions.com 31